November 2003 Business Update Michael J. Keough Senior Vice President and Chief Operating Officer Ronald J. Domanico Vice President and Chief Financial Officer

Forward-Looking Statements The following information contains forward-looking statements. Forward-looking statements include statements regarding our goals, beliefs, plans, estimates, outlook or current expectations about future events, taking into account the information currently available to our management. Forward-looking statements are not statements of historical fact. For example, when we use words such as “believe,” “anticipate,” “expect,” “estimate,” “assume,” “intend,” “should,” “would,” “could,” or “may,” or other words, expressions, charts or graphs that address future events or outcomes, we are making forward-looking statements. Our forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially depending on a variety of important factors, including, but not limited to, fluctuations in raw material prices and energy costs, increases in pension and insurance costs, downturns in industrial production, housing and construction and the consumption of durable and nondurable goods, the degree and nature of competition, demand for our products, the degree of success achieved by our new product initiatives, changes in government regulations, our ability to complete and successfully integrate the operations of acquired businesses and our ability to service our substantial indebtedness. Additional relevant risk factors that could cause actual results to differ materially are discussed in the company’s registration statements and reports filed with the Securities and Exchange Commission, which are available from the company. With respect to such forward-looking statements, we claim protection under the Private Securities Litigation Reform Act of 1995. We do not undertake any obligation to update our forward-looking statements.

Section I Business and Industry Update

Business and Industry Update Industry Overview • Volume: Impact of overall economy … less than stellar • Price: Product specific … a challenge • Fiber: 2002: $40 ¨ $130 ¨ $50 2003: $50 ¨ $ 75 ¨ $65 • Energy: Favorable … high storage of natural gas • China: “A Paper Tiger” • Capacity: Directionally better … additional shuts would balance supply/demand 1

Business and Industry Update Leadership positions in each of the four principal recycled paperboard product markets (Caraustar 2002 tonnage and demand drivers) Construction 17% Industrial Production 75% Consumer Nondurable Consumption 8% Tubes, Cores and Composite Cans 280,000 tons 25% ICPG Tubes, Cores and Composite Cans 280,000 tons 25% ICPG #2 #2 Commercial Construction 20% Repair and Remodeling 40% Single and Multifamily Construction 40% Gypsum Facing Paper 178,000 tons 16% Mill Group Gypsum Facing Paper 178,000 tons 16% Mill Group #1 #1 Folding Cartons 462,000 tons 40% CPG Folding Cartons 462,000 tons 40% CPG Consumer Nondurable Consumption 86% Industrial Production 14% #3 #3 Other Specialty 214,000 tons 19% Mill Group Other Specialty 214,000 tons 19% Mill Group Consumer Nondurable Consumption 88% Consumer Durable Goods 12% #3 #3 2

Business and Industry Update Mill Capacity Utilization Is Improving Source: American Forest and Paper Association. 99.0% 95.6% 99.5% 94.5% 98.4% 93.0% 99.0% 95.3% 95.0% 92.9% 95.8% 95.5% 90.1% 89.7% 85.0% 83.5% 88.1% 82.2% 82.7% 90.3% 92.4% 80% 82% 84% 86% 88% 90% 92% 94% 96% 98% 100% 1994 1995 1996 1997 1998 1999 2000 2001 2002 Q3 2003 Caraustar Industry Excludes closed or idled machines Ÿ Caraustar typically maintains higher utilization rates than industry averages 3

Recent Utilization Improvement Has Been Driven By Recycled Boxboard Mill Closures 4 Uncoated Recycled (m Tons) Coated Recycled (m Tons) BPB – IL 30 Papertech – NH 30 Crown – BC, Canada 50 CSAR – NJ 55 Republic – CO 50 Ft. Orange – NY 50 CSAR – IL 65 CSAR – NY 70 Rock-Tenn – TX (1/2) 50 Newark – CA 55 CSAR – MD (2/2) 60 Rock-Tenn – VA (1/2) 70 Newark – MA 70 CSAR – NC 45 Rock-Tenn – PA 30 Rock-Tenn – NJ 35 RPM – MI 60 Kieffer – IN 50 SSCC – CA (1/2) 45 SSCC – PA (1/2) 70 Lydal – CT 35 Simkins – MD 30 CSAR – OH (1/2) 75 Minas Basin – NS, Canada 30 Sonoco – NY 30 Newark – OH 50 Sonoco – KS 40 Newark – ME 40 Sonoco – OH 45 Newark – NY 35 Newark – CA 55 Uncoated Subtotal 1,075 Coated Subtotal 430 Total Tons 1,505 Total Tons Top Co’s. 1,090 Category Summary Uncoated Tons 1,075 Caraustar 370 Companies: 15 Coated Tons 430 Newark 305 Facilities: 31 Tons by Top 5 1,090 Rock-Tenn 185 Machines: 32 % by Top 5 72% Sonoco 115 Tons by Top 3 860 SSCC 115 % by Top 3 57%

Ÿ Estimated 2003 capacities(1) Rank Company Tube & Core Stock Gypsum Facings CRB & Other Capacity Market Share 1 Caraustar Industries 400 410 640 1,450 21% 2 Rock-Tenn 75 735 810 12% 3 Sonoco Products 700 700 10% 4 Newark Group 100 580* 680 10% 5 Smurfit-Stone 640 640 9% 6 U.S. Gypsum 550 550 8% 7 Graphic Packaging 355 355 5% 8 National Gypsum 280 280 4% 8 Georgia Pacific 240 240 3% 10 Simkins Industries 200 200 3% Others 180 150 700 1,030 15% Total U.S. Capacity 1,380 1,705 3,850 6,935 100% (1) Source: American Forest and Paper Association, Bank of America and UBS Warburg <670m tons or <8.8% w/New Newark Mill <570m tons or <7.5% *+ ~100 tons of O.S. @ New Mill Caraustar is the largest U.S. recycled boxboard producer 5 Industry Caraustar Industry 2001 2002 % Change        % Change Caraustar        % Change        % Change (000) tons Recycled 409.8 462.2 12.7% -0.7% 327.1 -0.7% -2.6% Folding Tube Can & 246.2 279.6 13.6% 3.2% 252.4 30.2% -0.7% Drum Gypsum 178.8 178.1 0.0% -6.8% 138.3 3.4% 7.5% Facings** Other 207.9 214.6 3.2% -6.3% 171.3 4.1% 3.3% Specialty Total 1042.7 1134.5 8.8% -2.3% 889.1 8.2% 0.9% (000) tons Caraustar* Q3 YTD 2003 vs. 2002 Full Year 2002 vs. 2001 * Includes outside purchases **Includes gypsum facing volume from our 50% owned PBL joint venture

Business and Industry Update Boxboard Shipments (tons in thousands) 6

Differentiated Products Light weight Gypsum Facing Paper (PBL) œ Fourdrinier technology gives comparable strength at lower basis weight œ Lower basis weight: ¡ Lower cost (fiber) ¡ Less energy ¡ Less freight ¡ Fewer changeovers ¡ Higher utilization ¡ Builder preference œ Capacity: ¡ 300,000 tons/yr ¡ 15 BSF/yr ¡ 18% of U.S. market ¡ 5 panels/sheet 7

“InverFreeze” (Sprague) 8 Differentiated Products œ Fourdrinier technology ¡ Freeze / thaw tolerant ¡ Smooth sheet ¡ “Square” sheet œ Print quality at parity with virgin (SUS) œ Cost advantage of 20-35% vs. virgin (SUS)

Section II Recent Results and Profit Initiatives

Recent Results – Q3 Highlights Ÿ Net income from operations before restructuring $0.8 million (3 cents/share), at the high end of analysts’ expectations Ÿ Strong liquidity improvement—primarily from working capital management Ÿ Inventory reduction program resulted in several mill “down” days Ÿ Volume picked up in July and August, but tapered off in September Ÿ Fiber and fuel prices were lower, prices (generally) held, margins were up Ÿ Benefits from restructuring initiatives outweighed costs for the first time Ÿ New accounting rules required charges for landfill amortization in Q3 ($1MM) Ÿ PBL had it’s first $1MM IFO and $2MM EBITDA* month. Excellent operations/ orders Ÿ Sprague had two consecutive months of profitability 9 *See supplemental information regarding non-GAAP financial measures provided in the company’s Form 8-K furnished to the SEC along with this presentation.

Recent Results—2003 ($            in millions) YTD YTD Sept 30, 2002 Sept 30, 2003 Tons sold* (in thousands) 729 791 Sales $684.8 $752.8 Gross Profit $125.8 $133.9 + $ 6.8 million*** SG&A Expenses $107.7 $124.0—$ 8.3 million*** Income from Operations $17.2 $0.7 + $15.1 million*** EBITDA** $73.0 $34.9 + $15.1 million*** Capital Expenditures $16.1 $14.7 Gross Profit Margin 18.4% 17.8% +0.9%*** EBITDA Margin** 10.7% 4.6% +2.0%*** * Includes PBL Gypsum volume. ** As defined by Caraustar’s Senior Credit Facility dated June 24, 2003. See supplemental information regarding non-GAAP financial measures, provided in the company’s Form 8-K furnished to the SEC along with this presentation. *** As discussed in this presentation, these amounts represent the effect of restructuring, transition activities and other items on the reported amounts. 10

Standard Gypsum (Wallboard) 2001 2002 2003* • Volume 754 million sq ft 863 million sq ft 885 million sq ft • Selling Price/msf $75/MSF $94/MSF $94/MSF • Operating Inc. $ 0.3MM $18.9MM $11.3MM • EBITDA** $ 5.3MM $23.8MM $15.0MM Premier Boxboard Limited (Gypsum Paper) 2001 2002 2003* • Volume 200,000 tons 220,000 tons 258,000 tons • Sales Price $336/ton $310/ton $323/ton • Operating Inc. (loss) $ .89MM ($5.1MM) $8.4MM • EBITDA** $ 17.0MM $9.2MM $16.6MM * Estimated 2003 results. ** See supplemental information regarding non-GAAP financial measures provided in the company’s Form 8-K furnished to the SEC along with this presentation. Recent Results Joint Ventures (100%) 11

Ÿ Funded $80 million purchase price with $69 million of cash and $11 million in operating lease facility; also infused $15.3 million in working capital Ÿ Caraustar has achieved its stated objective of internalizing the uncoated paperboard that Smurfit purchased externally; eight tube and core plants closed as of 9/30/03 Ÿ Estimated annual run rate of synergies achieved: Ÿ Mills—$3.0 million Ÿ Converting—$5.0 million Recent Results Smurfit Acquisition Status 12

Estimated $MM (Pre-tax) Ongoing Annual Status Cash Non-Cash Total Cash Benefit at 9/30/03 Restructuring • Halifax Closure—Q4 ‘02 (0.4) (3.0) (3.4) 1.0 0.8 • Buffalo Closure—Q1 ‘03 (0.8) (3.5) (4.3) 3.5 2.2 • Ashland Carton—Q4 ‘02 (1.2) (1.3) (2.5) 3.8 0.5—Q2 ‘03 (2.0) (1.6) (3.6) • Carolina Converting, Inc.—Q4 ‘02 (3.6) (2.4) (6.0) 3.6 0.5 Transitional • Eight Tube & Core Facilities (4.1) (0.1) (4.2) 5.0 4.0 • Rittman #2 Paper Machine (Idle) (1.1) (1.3) (2.4) 5.0 1.7 Totals (13.2) (13.2) (26.4) 21.9 9.7 Estimated Cost Estimated Profit Improvement Initiatives Right Sizing 13

Profit Improvement Initiatives Selling, General and Administrative Reduction Ÿ Caraustar 2002 SG&A/sales of 16.0% was 19th out of 20 paper companies (10.1% average for the group) Ÿ Decentralized philosophy and “bolt on” acquisition strategy of the 1990’s drove high-cost structure Ÿ Operating like “thirty $30 million companies versus one $billion company” Ÿ Commitment to achieve a $20 million annual SG&A reduction (run rate) by May 2004; (assisted by Big Four advisors) Ÿ Potential EPS impact of $.45 on an annual basis 14

Profit Improvement Initiatives Procurement Leverage Ÿ The Three “F’s”: Fiber, Freight, Fuel constitute a total Caraustar expenditure of approximately $60 million each Ÿ Historically, Caraustar has not leveraged its buying power: The Caraustar Recovered Fiber Group supplies only half of the mill system’s fiber requirements Of the 50+ freight providers, the eight largest constitute only $24 million of the $60 million total Opportunities exist to better manage fuel costs through consolidated risk management strategies Ÿ Significant opportunity to improve gross profit margins through leveraged buying 15

Ÿ Management has a commitment to extract a minimum of $30 million from working capital to be achieved through inventory reduction, more aggressive accounts receivable collection and disbursements management. Ÿ Cash has increased $24 million since May, after giving effect to the $12 million September pension contribution. 77 130 132 136 144 154 159 78 66 54 53 34 30 60 90 120 150 180 Apr-03 May-03 Jun-03 Jul-03 Aug-03 Sep-03 Working Capital Cash $MM Working Capital and Liquidity “Cash Is King” 16

Working Capital and Liquidity Bank Revolver/Hedge Strategy Ÿ New 3-year $75 million revolving credit facility secured primarily by accounts receivable and inventory closed June 24, 2003 Ÿ $46 million used by letters of credit ($35 million with J.V.’s) Ÿ Pricing: LIBOR (currently 1.1%) plus 2.5% spread through 12/31/03 (Previous spread was 3.25%; pricing improves with Fixed Charge Coverage improvement) Ÿ Unused Line Fee: 0.5% (previous was 1.25%) Ÿ No covenants so long as availability is greater than $10 million. Below $10 million must meet a fixed charge coverage ratio Ÿ In July, the company hedged $50 million of its fixed rate debt to floating rate at a current benefit of approximately 300 basis points; we expect to opportunistically move further toward a more balanced fixed/floating ratio 17

Ÿ Caraustar is positioning itself to be successful regardless of external factors Ÿ Near Term Agenda Ÿ Continue expansion of differentiated products Ÿ Execute SIPD integration – drive synergies Ÿ Execute rationalizations of under-performing businesses Ÿ Extract cash from working capital Ÿ Reduce SG&A / back office costs – in conjunction with Sarbanes-Oxley control initiatives, streamline processes Ÿ Real Estate Sales – Chicago, Camden, Chesapeake, Buffalo … Ÿ Debt Reduction Strategy / Outlook 18

Q & A

www.caraustar.com

APPENDIX

Note Regarding Non-GAAP Financial Measures This presentation includes the following financial measures: “EBITDA” (as defined by the Company’s senior credit facility), “EBITDA Margin,” and “EBITDA” for the Company’s joint ventures, Standard Gypsum and Premier Boxboard Limited (“PBL”). These items are not financial measures under generally accepted accounting principles in the United States. Because these items are not GAAP financial measures, other companies may present similarly titled items determined with differing adjustments. Accordingly, these measures as presented herein should not be used to evaluate the Company’s performance by comparison to any similarly titled measures presented by other companies. The Company uses, and believes that the “EBITDA” and “EBITDA Margin” measures for the Company are useful, in evaluating the Company’s performance and its ability to comply with its debt covenants. The Company uses, and believes that the “EBITDA” measures for its joint ventures are useful, in evaluating the liquidity of its joint ventures and the Company’s potential funding requirements for these joint ventures. The following tables include reconciliations of these non-GAAP financial measures with the most comparable GAAP measurement. Investors are strongly urged to review these reconciliations.

Nine months Nine months Ended Ended September 30, 2002 September 30, 2003 Net loss per common share as reported ($0.16) ($0.65) Net loss as reported ($4,571) ($18,110) Benefit from income taxes ($2,822) ($10,054) Interest expense $28,110 $32,832 Depreciation and amortization $46,148 $22,130 Unconsolidated affiliates: Less: Equity in income from unconsolidated affiliates ($1,861) ($4,681) Plus: Cash distributions from unconsolidated affiliates $6,655 $3,650 Noncash restructuring: Camden and Chicago $985 $0 Ashland $0 $3,105 Buffalo $0 $3,076 Write-off of deferred debt costs $0 $1,812 Noncash disposal of property, plant and equipment $334 $1,116 Adjusted EBITDA as reported to the banks $72,978 $34,876 EBITDA Margin—Comparable GAAP Margin Net Loss ($4,571) ($18,110) Sales $684,753 $752,758 Net Loss Margin -0.7% -2.4% Caraustar Industries, Inc. Calculations of Consolidated Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) for the Nine Months Ended September 30, 2002 and 2003 (In Thousands, Except Share Data)

Caraustar Industries, Inc. Joint Venture Calculations of EBITDA* for the Years Ended December 31, 2001, 2002 and (estimated) 2003 and the Month Ended August 31, 2003 (In Thousands) Standard Gypsum (100%): Year Ended Year Ended Year Ended December 31, December 31, December 31, 2001 2002 2003 ** Operating income $292 $18,881 $11,300 Depreciation and amortization $4,996 $4,915 $3,656 EBITDA $5,288 $23,796 $14,956 Caraustar’s 50% interest of EBITDA $2,644 $11,898 $7,478 Premier Boxboard Limited (100%): Year Ended Year Ended Year Ended December 31, December 31, December 31, 2001 2002 2003 ** Operating income (loss) $888 ($5,066) $8,442 Depreciation and amortization $16,105 $14,231 $8,134 EBITDA $16,993 $9,165 $16,576 Caraustar’s 50% interest of EBITDA $8,497 $4,583 $8,288 Premier Boxboard Limited (100%): Month Ended August 31, 2003 Operating income $1,496 Depreciation and amortization $677 EBITDA $2,173 Caraustar’s 50% interest of EBITDA $1,087 * EBITDA for the joint ventures is defined as operating income (loss) plus depreciation and amortization expense. ** Estimated results only. Actual results may vary materially based on factors discussed above under “Forward-Looking Statements” and the Company’s most recent forms 10-K, 10-Qand other reports filed with and furnished to the SEC.